UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 4, 2024 (December 28, 2023)

Velo3D, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39757	98-1556965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 Division Street
Campbell,	California	95008
(Address of principal executive offices)		(Zip Code)
(408) 610-3915
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	VLD	New York Stock Exchange
Warrants to purchase one share of common stock, each at an exercise price of $11.50 per share	VLD WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on December 28, 2023 (the “December 28 8-K”), on December 26, 2023, Velo3D, Inc. (the “Company”) received informal notice from the New York Stock Exchange (the “NYSE”) that the NYSE would be sending the Company a written notice (the “Notice”) that the Company is below compliance criteria pursuant to the continued listing standards set forth in Section 802.01C of the NYSE Listed Company Manual as the average closing price of the Company’s common stock is less than $1.00 per share over a consecutive 30 trading-day period. The disclosure contained in Item 3.01 of the December 28 8-K is incorporated by reference herein.

On December 28, 2023, the Company received the Notice from the NYSE. In accordance with applicable NYSE procedures, the Company plans to notify the NYSE of its intent to cure the deficiency. Pursuant to Section 802.01C of the NYSE Listed Company Manual, the Company will have a period of six months following the receipt of the Notice to regain compliance with the Minimum Share Price Requirement.

The Notice has no immediate impact on the listing of the Company’s common stock, which will continue to be listed and traded on the NYSE during the applicable cure period, subject to the Company’s compliance with the other continued listing requirements of the NYSE and will not affect the ongoing business operations of the Company or its reporting requirements with the Commission. However, failure to satisfy the conditions of the cure period or to maintain other NYSE listing requirements could lead to a delisting.

Item 7.01. Regulation FD Disclosure.

On January 3, 2024, the Company issued a press release announcing the receipt of the Notice. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statement and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated January 3, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Velo3D, Inc.

Date:	January 4, 2024	By:	/s/ Bernard Chung
		Name:	Bernard Chung
		Title:	Acting Chief Financial Officer